       =================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
       1934

        Date of Report (Date of earliest event reported): April 29, 1999

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

            Delaware                           1-8597                        94-2657368
   (State or other jurisdiction      (Commission File Number)      (IRS Employer Identification No.)
       of incorporation)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)

       =================================================================

ITEM 5. Other Events.

On April 29, 1999, The Cooper Companies, Inc. (the "Company") issued a press release announcing that new marketing initiatives will mean rapid growth and market leadership.

On May 12, 1999, the Company issued a press release announcing it expects to exceed second quarter earnings estimates as gross margins improve.

These two releases are filed as exhibits hereto and are incorporated by reference herein.

ITEM 7. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit
  No.     Description
-------   -----------
99.1      Press Release dated April 29, 1999 of The Cooper
          Companies, Inc.

99.2      Press Release dated May 12, 1999 of The Cooper
          Companies, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE COOPER COMPANIES, INC.



                                          By  /s/ Robert S. Weiss
                                            ----------------------
                                             Robert S. Weiss
                                             Executive Vice President, Chief
                                             Financial Officer and Treasurer
                                             (Principal Accounting Officer)

Dated:  May 14, 1999

                                  EXHIBIT INDEX

Exhibit                                                         Sequentially
  No.     Description                                           Numbered Page
-------   -----------                                           -------------
99.1      Press Release dated April 29, 1999 of The Cooper
          Companies, Inc.

99.2      Press Release dated May 12, 1999 of The Cooper
          Companies, Inc.


                              STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as...........................'TM'
The registered trademark symbol shall be expressed as................'r'
The service mark symbol shall be expressed as........................'sm'